UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 28, 2021

Date of Report (Date of earliest event reported)

Roth CH Acquisition II Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39795	83-3584204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 San Clemente Drive, Suite 400 Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 720-5700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROCC	The Nasdaq Stock Market LLC
Warrants	ROCCW	The Nasdaq Stock Market LLC
Units	ROCCU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Golnar Khosrowshahi, the Chief Executive Officer of Reservoir Holdings, Inc. (“Reservoir”), has joined the Advisory Board of Notables LLC (“Notables”), a company whose goal it is to create, market and monetize intellectual property via non-fungible tokens. Notables is a curated marketplace working with culture defining creatives and iconic Ips to provide secure, persistent value for buyers and sellers alike. Notables is owned by The Forest Road Company, LLC, a specialty finance platform that owns, operates and invests in exceptional businesses.

As previously announced, Roth CH Acquisition II Co. (“ROCC”), Roth CH II Merger Sub Corp. and Reservoir entered into an agreement and plan of merger, dated as of April 14, 2021 (the “Merger Agreement”), a copy of which was filed with the Current Report on Form 8-K by ROCC on April 15, 2021.

Additional Information

In connection with the proposed merger with Reservoir pursuant to the Merger Agreement (the “Merger”) as more fully described in the Current Report on Form 8-K filed by ROCC with the SEC on April 15, 2021, ROCC filed a preliminary proxy statement with the SEC on May 14, 2021, as amended on June 25, 2021, and intends to file a definitive proxy statement for the stockholders of ROCC. ROCC urges its investors, stockholders and other interested persons to read the preliminary proxy statement and, when available, the definitive proxy statement as well as other documents filed with the SEC because these documents will contain important information about ROCC, Reservoir and the Merger. A definitive proxy statement will be mailed or otherwise made available to stockholders of ROCC as of a record date to be established for voting on the Merger. The stockholders of ROCC will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Roth CH Acquisition II Co., 888 San Clemente Drive, Suite 400, Newport Beach, California 92660. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

ROCC and Reservoir and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Merger under the rules of the SEC. Information about the directors and executive officers of ROCC and any persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of ROCC in connection with the Merger is set forth in the preliminary proxy statement filed by ROCC with the SEC on May 14, 2021, as amended on June 25, 2021. These documents can be obtained free of charge from the sources set forth in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ROCC or Reservoir, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, as amended, including statements about the parties’ ability to close the Merger, the anticipated benefits of the Merger, and the financial condition, results of operations, earnings outlook and prospects of ROCC and/or Reservoir and may include statements for the period following the consummation of the Merger. In addition, any statements that refer to projections (including EBITDA, adjusted EBITDA, EBITDA margin and revenue projections), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on the current expectations of the management of ROCC and Reservoir, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statements. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to those discussed and identified in public filings made with the SEC by ROCC and the following:

•	expectations regarding Reservoir’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Reservoir’s ability to invest in growth initiatives and pursue acquisition opportunities;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•	the outcome of any legal proceedings that may be instituted against ROCC or Reservoir following announcement of the Merger Agreement and the transactions contemplated therein;

•	the inability to complete the Merger due to, among other things, the failure to obtain ROCC stockholder approval or ROCC’s inability to obtain the financing necessary to consummate the Merger;

•	the risk that the announcement and consummation of the Merger disrupts Reservoir’s current plans;

•	the ability to recognize the anticipated benefits of the Merger;

•	unexpected costs related to the Merger;

•	the amount of any redemptions by existing holders of ROCC common stock being greater than expected;

•	limited liquidity and trading of ROCC’s securities;

•	geopolitical risk and changes in applicable laws or regulations;

•	the possibility that ROCC and/or Reservoir may be adversely affected by other economic, business, and/or competitive factors;

•	operational risks;

•	risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the COVID-19 pandemic may have an adverse effect on ROCC’s and/or Reservoir’s business operations, as well as their respective financial condition and results of operations; and

•	the risks that the consummation of the Merger is substantially delayed or does not occur.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of ROCC and Reservoir, as applicable, prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this Current Report on Form 8-K and attributable to ROCC, Reservoir or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, ROCC and Reservoir undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2021

ROTH CH ACQUISITION II CO.

By:	/s/ Byron Roth
Name: Byron Roth
Title: Chief Executive Officer